April 4, 2012
Altegris Equity Long Short Fund A Series of Northern Lights Fund Trust

Prospectus Class A (ELSAX) Class C (ELSCX) Class I (ELSIX) Class N (ELSNX) Class Y (ELSYX)
ADVISED BY Altegris Advisors, L.L.C. 1200 Prospect Street Suite 550 La Jolla, CA 92037

SUB-ADVISED BY
Harvest Capital Strategies, LLC
600 Montgomery Street, 20th Floor
San Francisco, CA 94111

OMT Capital Management LLC
One Montgomery Street, Suite 3300
San Francisco, CA 94104

Visium Asset Management, LP
950 Third Avenue, 29th Floor
New York, NY 10022

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.  677832.6

FUND SUMMARY

Investment Objectives

The Fund seeks to achieve long-term capital appreciation with moderate correlation to major equity market indices and to achieve this objective with less volatility than major equity market indices.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in “How to Purchase Shares” on page 42 of the Fund's Prospectus.

Shareholder Fees (Fees paid directly from your investment)	Class A	Class C	Class I	Class N	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	2.75%	2.75%	2.75%	2.75%	2.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.00%
Other Expenses (1)	1.46%	1.46%	1.46%	1.46%	1.42%
Interest and Dividends on Securities Sold Short	1.00%	1.00%	1.00%	1.00%	1.00%
Remaining Other Expenses	0.46%	0.46%	0.46%	0.46%	0.42%
Total Annual Fund Operating Expenses	4.46%	5.21%	4.21%	4.46%	4.17%
Fee Waiver(2)	(0.22)%	(0.22)%	(0.22)%	(0.22)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver	4.24%	4.99%	3.99%	4.24%	3.95%

(1)

Based on estimated amounts for the current fiscal year.

(2)

The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2013, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 3.24%,3.99%, 2.99%,3.24% and 2.95% of average daily net assets attributable to Class A, Class C, Class I, Class N and Class Y shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
A	$976	$1,828
C	$499	$1,539
I	$401	$1,258
N	$426	$1,329
Y	$397	$1,247

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its assets, defined as net assets plus the amount of any borrowings for investment purposes, in long or short positions in equity securities of domestic and foreign companies ("80% investment policy"). For purposes of the 80% investment policy, the Fund defines equity securities as (1) common stocks, (2) preferred stocks, (3) stock warrants, (4) stock rights and (5) debt securities that are convertible into stock. The Fund invests in securities of issuers of any capitalization and in any style (from growth to value). The Fund may invest in convertible debt securities of any maturity or credit quality, including those rated below investment grade ("high-yield securities" or "junk bonds"). Below-investment-grade debt securities are those rated below Baa3 by Moody's Investors Service or equivalently by another nationally recognized statistical rating organization (NRSRO). The Fund may invest a portion of its assets in private placement offerings which may be illiquid. Additionally, the Fund may employ leverage by borrowing from banks in an amount of up to 33% of the Fund's assets (defined as net assets plus borrowing for investment purposes). The Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest more than 5% of its total assets in the securities of one or more issuers and therefore have its investments focused in fewer securities at any one time than a diversified fund. The Fund may engage in frequent trading of the Fund's portfolio securities.

The Fund's adviser, Altegris Advisors, L.L.C., seeks to achieve long-term capital appreciation with moderate correlation to major equity market indices by using an "equity long short" strategy that is executed by allocating assets among the Fund's sub-advisers, each of which has one or more proprietary equity long short investment strategies. The Fund's adviser seeks to achieve this objective, with reduced volatility as compared to major market indices, in part, by diversifying investments among sub-adviser strategies that are not expected to have returns that are highly correlated to each other or the major equity market indices. However, the Fund is not a market-neutral Fund.

Adviser's Investment Process

The adviser's investment process consists of five primary stages: (1) asset allocation; (2) sourcing; (3) evaluating investment managers; (4) portfolio construction; and (5) ongoing investment monitoring, risk management and reallocation. The adviser's investment process includes what the adviser believes, with confidence, is a rigorous methodology for sourcing, evaluating and qualifying prospective Equity long short investment manager candidates for selection to serve as sub-advisers of the Fund. This process is coordinated in conjunction with the adviser's procedures within asset allocation and portfolio construction. Once an investment manager has been engaged as a sub-adviser to the Fund and begins managing a portion of the assets in the Fund's portfolio, the adviser performs extensive ongoing monitoring to assess performance, identify potential style drift, and evaluate core components of risk management. A summary of the adviser's process is as follows:

Asset Allocation	Sourcing	Evaluating	Portfolio Construction	Monitoring, Risk Management & Reallocation
• Analysis of top-down and bottom-up factors affecting asset class • Determine equity long short sub-strategy weightings	• Analyze investment managers that represent asset class and sub-strategies • Initial reviews	• Rigorous due diligence • Document collection and review • Investment due diligence • Operational due diligence	• Select and engage sub-advisers from among qualified prospective investment managers • Quantitative portfolio optimization • Qualitative assessment

•

Assess investment results of
sub-advisers
by assessing:

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Returns

-

Standard Deviations

-

Performance Attribution

-

Style Drift

-

Correlation Changes

-

Sub-adviser Management Changes

•

Rebalance between sub-advisers and/or reallocate to new sub-advisers

Asset Allocation: The adviser opportunistically determines the relevant Equity long short sub-strategies that should comprise the portfolio within an asset allocation framework. To determine recommended sub-strategy ranges, the process incorporates a combination of top-down and bottom-up analysis that includes quantitative and qualitative factors. The experience of the adviser is critical in determining the qualitative rationale of relevant drivers for sub-strategies.

Sourcing: The next step in the Equity long short strategy investment process is the sourcing of investment managers as prospective sub-advisers from the large and growing universe of Equity long short managers. The sourcing of sub-advisers is derived from years of alternative industry experience of the Portfolio Co-Managers and the adviser's management. The adviser's network of relationships with investment professionals plays an important role. Specific sources can include alternative investment managers, traders, research analysts, other industry contacts and existing investment manager relationships. Other resources include proprietary and public databases and prime brokers. Once the adviser has identified investment managers that are of initial interest as candidates for potential engagement as sub-advisers, these managers are presented to an Investment Committee composed of the adviser's Portfolio Managers and key members from the adviser's research group and management of the adviser and its affiliates. The Investment Committee reviews the initial due diligence of the prospective sub-advisers performed by the research group to determine which of these initially-reviewed investment managers advance for further evaluation as candidates for engagement as sub-advisers in the next stage of review.

Evaluating: For prospective sub-adviser candidates that advance from the initial review process, the adviser performs a rigorous due diligence process. In addition to qualitative discussions with the sub-advisers and their respective portfolio managers as well as quantitative analysis of the investment strategies performed during the initial review process, the adviser conducts further reviews that include (1) documentation collection and review, (2) investment due diligence and (3) operational due diligence.

The list of documentation required and reviewed by the adviser is lengthy. However, as each investment is unique, not all documentation is required for Investment Committee approval, nor are all documents requested applicable to or available from each prospective sub-adviser candidate. Requested documentation typically encompasses offering or promotional materials for other funds or accounts advised by the sub-adviser candidate pursuant to the same or a similar strategy to that under evaluation by the adviser, reporting and annual audits for such other funds or accounts, a due diligence questionnaire, investor communications and other materials. The investment and operational due diligence process includes one or more onsite manager visits and multiple interviews, quantitative analysis, background checks and review of the investment strategy, process and risk management as well as business management issues. While due diligence varies across investment managers and investment strategies, the process includes detailed analysis into the investment and operational foundation of a prospective sub-adviser candidate. Among the specifics reviewed by the adviser are:

i.

Ability of the manager to generate returns within specific risk parameters;

ii.

Stability of manager's investment process and its ability to sustain return;

iii.

Expertise of the manager's firm and its employees;

iv.

Differentiating factors that give the manager an investment edge;

v.

Infrastructure of the manager's firm from research to trading to operations;

vi.

The manager's risk control procedures, both from a business and investment standpoint; and

vii.

The manager's overall business organization.

After numerous contact points, all investment manager information for prospective sub-adviser candidates is documented within a formal report for review and subject to final approval by the Investment Committee.

Portfolio Construction: Investment managers and investment strategies approved by the Investment Committee, within predefined sub-strategies or manager styles, are then available for possible engagement by the Fund as sub-advisers. The construction process includes a combination of quantitative review, along with a qualitative assessment of each prospective sub-adviser and its respective portfolio management personnel.

Monitoring, Risk Management and Reallocation: Upon engagement as sub-adviser to the Fund, tracking and monitoring is a critical component of the adviser's approach to maintaining a portfolio designed to capture returns related to manager skill beyond available market beta. The adviser's research staff and Portfolio Managers closely monitor the investment results for each sub-adviser. From a risk management perspective, the adviser will review underlying daily portfolio holdings and their associated statistical risk at both a total portfolio level and from an individual sub-adviser standpoint. On an ongoing basis, the adviser performs quantitative analyses of performance against predefined parameters, looking for unexplained variances, including any material sub-adviser portfolio management changes in business or investment strategy (style drift), material changes in operations, service providers and key personnel as well as any other piece of information that may cause the adviser to re-evaluate a particular sub-adviser. Additionally, the adviser monitors each sub-adviser's volatility relative to historical performance and benchmarks, trading frequency, changes in the management and changes in correlation among the returns of the various equity long short sub-strategies used by the Fund. The adviser may, based on market conditions and its assessment of various quantitative and qualitative factors, opportunistically reallocate Fund assets among other sub-advisers approved by the Investment Committee.

Generally, the adviser's investment process narrows the universe of potential investment managers through a rigorous screening and assessment process that includes the quantitative and qualitative information regarding prospective investment strategies deployed. The adviser expects to allocate the Fund's assets to sub-advisers that represent a diversified portfolio. However, asset allocation will vary by sector and sub-strategy. The Fund's investment portfolio is rebalanced among existing or additional approved sub-advisers as a result of the adviser's asset allocation, sourcing, evaluating, portfolio construction and monitoring policies.

Sub-Advisers

The Fund's adviser selects and delegates management of the portfolio to multiple sub-advisers. The adviser determines the various percentages of the Fund's assets to be allocated among each of the sub-advisers and retains the ability to override the sub-adviser's selection of securities if it believes an investment or allocation is not consistent with the Fund's investment guidelines. The adviser is also responsible for ongoing performance evaluation and monitoring of the sub-advisers. The adviser, on behalf of itself and on behalf of the Fund and other funds it advises or may advise in the future that are each a series of Northern Lights Fund Trust, was granted an exemptive order from the SEC that permits the adviser, with Board of Trustees’ approval, to enter into or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. Shareholders will be notified within 90 days of the engagement of an additional sub-adviser or sub-advisers to manage a portion of the Fund's portfolio.

The sub-advisers will generally maintain positions (both long and short) in equity and equity derivative securities. The types of securities in which the sub-advisers will generally invest include common stocks, preferred stocks, rights, warrants, convertibles, other investment companies, including ETFs, as well as ADRs and other similar investments. The sub-advisers may also invest in equity securities purchased on foreign exchanges (including securities of issuers located in emerging markets). Derivative instruments in which sub-advisers invest include options and futures, which are primarily used for hedging purposes. Sub-advisers may utilize leverage as part of their portfolio management process. From time to time, individual sub-advisers (and by extension the Fund) may invest a significant portion of their assets in the securities of companies in the same sector, market capitalization and/or geographic categories.

The equity long short strategies employed by the sub-advisers are generally designed to profit by investing in the securities of companies believed to be undervalued or which offer high growth opportunities while also selling short the securities of companies believed to be overvalued or which are expected to experience declining growth. In determining which securities to hold long and which securities to sell short, the sub-advisers may employ a variety of techniques, including fundamental, quantitative, and technical analyses. The sub-advisers sell securities (or buy back short positions) when a target price is reached, an investment parameter or limit relative to a specific strategy is implicated, an investment's fundamentals have changed or when more attractive investments are identified. The sub-advisers may also attempt to manage overall market exposure by varying the ratio of securities they hold long versus those sold short. While the Fund is generally expected to have a net long bias over time, the individual sub-advisers may be net long, market neutral, or net short at any given time depending upon their individual strategies and/or their view of market conditions.

While each sub-adviser is subject to the oversight of the adviser, the adviser will not attempt to coordinate or manage the day-to-day investments of the sub-advisers. Each sub-adviser has discretion to invest the portion of the Fund's assets allocated to it by the adviser as it deems appropriate, based on its particular philosophy, style, strategies and views.

Sub-Advisers & Strategies

Harvest Capital Strategies LLC ("Harvest"). Harvest's investment team focuses on performing fundamental, bottom-up research on companies in a variety of industry sectors, including, agriculture/consumer and financials, and seeks to identify those securities that it believes are over- or under-valued by a significant margin. Harvest also focuses on purely opportunistic investments without regard to sector or industry. This proprietary research effort generally focuses on U.S. publicly traded securities, but can also include securities of privately held companies, and may also have some exposure to foreign equity markets. It can also involve securities of companies with varying market capitalization. Harvest's fundamental research process begins by examining a wide variety of publicly available information, including annual reports, public filings, proxies and press announcements. The research includes speaking with Wall Street analysts in order to assess market sentiment, as well as utilizing a variety of market data and research services such as Bloomberg, Factset, Capital IQ, and ThompsonReuters. Members of the Harvest investment team also leverage their own expertise and experience as part of this analytical process.

The Fund expects to employ Harvest's Agricultural/Consumer and Financials sub-strategies.

OMT Capital Management LLC ("OMT"). OMT seeks capital appreciation by investing and trading in publicly traded common stocks, preferred stocks, stock warrants and rights, and convertible securities. OMT's investment philosophy is oriented towards an extensive, fundamental research approach to investment selection and risk minimization. OMT makes investment decisions and attempts to reduce company risk by conducting an in-depth analysis of the companies in which it invests. These analyses typically involve evaluating the management of a company by meeting with the company's managers, assessing management's strategy for the company and analyzing the company's finances in order to test the company's ability to meet its goals. OMT generally focuses on small-capitalization companies with above-average growth prospects. Portfolio securities will not necessarily represent a broad diversification of investments among particular issues, industries or types of securities.

Visium Asset Management, LP ("Visium"). Visium pursues equity long short trading strategies across all sectors, with its strategies focused primarily on trading U.S. mid- and large-cap company stocks. Visium employs a bottom-up approach to equity long short investing, starting with the initial generation of ideas at the company level. If an attractive investment thesis is detected, additional analysis is performed to ensure sufficient and accurate information to support a thesis, and to determine whether investment in a company's securities may present a significant competitive advantage or edge. Visium will then analyze the company's industry as a whole to evaluate the stability of conditions, possible impact of economic downturns, and long-term growth prospects. Peer analysis is conducted to assess comparables, and to determine if a company is a "best in class" operator and poses, in Visium's view, an appropriate investment opportunity. Thereafter, Visium performs deeper intrinsic value analysis in order to understand dynamics such as cash flow and volatility, and assess whether a company may present a value and/or growth opportunity. Finally, Visium will assess individual company results and perform further accounting analyses. As a result, the portion of the Fund's portfolio allocated to Visium for management is expected to be dominated by fundamentals-driven investments.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

•

Capital Raising Risk: There can be no guarantee that adequate capital will be raised in a timely fashion in order to achieve the Fund’s investment objectives.

•

Credit Risk: There is a risk that convertible debt issuers will not make payments on securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of convertible debt securities held by the Fund may be lowered if an issuer's financial condition changes.

•

Derivatives Risk: The use of futures and options involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk and tracking risk. Long options positions may expire worthless.

•

Equity Market Risk: Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

•

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•

High Yield or Junk Bond Risk: Lower-quality convertible debt securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.

•

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

•

Leverage Risk: The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund's gains or losses.

•

Limited History of Operations: The Fund is a new mutual fund and has a limited history of operation.

•

Management Risk: The adviser's judgments about the investment expertise of each sub-adviser may prove to be inaccurate and may not produce the desired results. Each sub-adviser's judgments about the attractiveness, value and potential appreciation or depreciation of a particular security in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.

•

Market Risk: Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

•

Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

•

Preferred Stock Risk: Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

•

Short Selling and Short Position Risk: The Fund will engage in short selling and short position derivative activities, which are significantly different from the investment activities commonly associated with conservative stock funds. Positions in shorted securities and derivatives are speculative and more risky than "long" positions (purchases) because the cost of the replacement security or derivative is unknown. Therefore, the potential loss on an uncovered short is unlimited, whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes selling securities short could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund's return, and may result in higher taxes.

•

Small and Medium Capitalization Company Risk: Small and mid-sized companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Equities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

•

Turnover Risk. A higher portfolio turnover may result in higher transactional and brokerage costs.

Performance

Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.altegrismutualfunds.com or by calling 1(888)524-9441.

Investment Adviser

Altegris Advisors, L.L.C.

Investment Adviser Co-Portfolio Managers

Each of the following has served the Fund as a Portfolio Manager since it commenced operations in 2012.

•

Jon Sundt, President and Chief Executive Officer

•

Matt Osborne, Executive Vice President

•

Allen Cheng, Senior Vice President and Chief Investment Officer

Sub-Advisers

Harvest Capital Strategies, LLC; OMT Capital Management LLC; and Visium Asset Management, LP

Sub-Adviser Portfolio Managers

Each of the following has served the Fund as a sub-adviser Portfolio Manager since it commenced operations in 2012.

Harvest Capital Strategies, LLC

•

Joseph Jolson, Chief Executive Officer

•

Don Destino, Managing Director

•

Jim Fowler, Managing Director

•

Kelly Wiesbrock, Managing Director

OMT Capital Management LLC

•

Thomas Henwood, Chief Investment Officer

•

Josh Wilson, Portfolio Manager

•

Paul Sagara, Portfolio Manager

Visium Asset Management, LP

•

Robert Kim, Portfolio Manager and Director of Research

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, www.altegrismutualfunds.com, or through your broker. Redemptions will be paid by automated clearing house funds ("ACH"), check or wire transfer. The Fund or its adviser may waive any of the minimum initial and subsequent investment amounts.

Class	Minimum Investment
	Initial	Subsequent
A	$2,500	$250
C	$5,000	$250
I	$1,000,000	$500
N	$2,500	$250
Y	$30,000,000	$500

Tax Information

Dividend and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives

The Fund seeks to achieve long-term capital appreciation with moderate correlation to major equity market indices and to achieve this objective with less volatility than major equity market indices. The Fund's investment objective and its 80% investment policy may be changed without shareholder approval by the Fund's Board of Trustees upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Sub-Advisers & Strategies

Harvest Capital Strategies LLC ("Harvest")

Harvest's investment team focuses on fundamental, bottom-up research on companies in several investment sectors: (1) agriculture/consumer and (2) financials. Each investment sector is managed using the sub-strategies described below.

Agriculture/Consumer Sub-Strategy

Harvest will focus broadly on agriculture-related sectors, where Harvest has considerable experience and industry relationships, including inputs, production, processing and distribution, capturing the entire food-production spectrum from the farmland to dessert at dinner. Harvest will also invest in companies in which it detects an agribusiness trend or theme as the driver to an investment thesis.

Harvest employs a research and investment process that is fundamentally driven. Harvest expects that the agricultural/consumer sub-strategy returns will be generated largely as a result of its ability to select securities for holding long and short. Harvest anticipates focusing its research efforts on a limited number of companies’ agribusiness sub-sectors and will seek to gain superior information through in-depth analysis permitted by the limited focus. Investment themes can generate multiple investment ideas, and market events, whether positive or negative, can have varying impacts (positive or negative) on multiple companies. These themes, once identified, can often be leveraged across several investment opportunities.

Harvest will typically analyze historical cash flow, balance sheet and income statement information, and projected financial statements for each company in which it invests in its implementation of the agriculture/consumer sub-strategy. This analysis is intended to provide insight as to drivers of financial performance and allow more accurate predictions of future financial performance in relation to expectations. Portfolio investments in companies are anticipated to include the following general categories: (i) companies with earnings growth at reasonable rates and relatively attractive valuations; (ii) companies inexpensively valued or overlooked by the market, with improving business trends that may serve as a catalyst to unlock value and (iii) companies in significant transition that present special situations (e.g. bankruptcy, restructuring or other activities not within typical investment theses).

The agriculture/consumer sub-strategy assets will be somewhat focused, generally consisting of 40 to 60 different positions, and therefore maximum position sizing will be an important risk management tool. Each long position will generally constitute less than 10% of the sub-strategy's asset value, and each short position will generally not exceed 4% of the sub-strategy's asset value, measured in each case at the time of purchase. Harvest's determinations regarding position size will take into consideration the following factors: conviction/visibility of Harvest's investment thesis, the liquidity of the security, potential catalyst timing and the magnitude of the expected return on investment.

Financials Sub-Strategy

Harvest seeks to generate above-average absolute returns with below-average market risk, primarily by exploiting inefficiently valued securities in select companies within the financial services industry where the principals of Harvest have significant experience and industry relationships.

Harvest generally does not intend to make investments in any single company that would exceed 10% of the financials sub-strategy assets (measured at cost at the time of investment), but will consider both smaller and larger investments. As a result, the financials sub-strategy assets could have material short positions in both larger and smaller market capitalization companies on which it hopes to make an above-average risk-adjusted return. These short positions can also serve as a macro hedge against stock market risk associated with long positions, although the financials sub-strategy assets are not actively managed to seek to fully eliminate stock market risk.

The investment environment over the past few years has caused a material consolidation of Wall Street firms focused on smaller market capitalization firms. Harvest believes that this consolidation of Wall Street research efforts has limited the ability of many market participants to gain access to research that would allow them to fully understand the value drivers in many small and mid-cap companies, and that this situation creates material advantages for investors who have long experience in specific industry sectors. Harvest believes its experience in sourcing proprietary investment opportunities, in efficiently evaluating the merit of these investments, and if necessary, in structuring innovative transactions and implementing creative disposition strategies provides a competitive advantage in investing in its targeted industries. Based on its knowledge of the industry, Harvest believes the following factors are primary considerations in evaluating investment opportunities in the financials sub-strategy: (i) identifying stocks seemingly mispriced due to current market conditions, and where Harvest believes the occurrence of an event or catalyst within 6- to 12-month period could result in a more efficient valuation of the security; (ii) identifying industry winners and losers over a forward two- to three-year horizon and making focused investments in the equity securities of those companies.

OMT Capital Management LLC ("OMT")

OMT's investment philosophy is oriented towards a microeconomic approach to investment selection and risk minimization. OMT makes investment decisions and attempts to reduce company risk by conducting an in-depth analysis of the companies in which it invests. These analyses typically involve evaluating the management of a company by meeting with the company's managers, assessing management's strategy for the company and analyzing the company's finances in order to test the company's ability to meet its goals. OMT believes market risk can be reduced through the use of short positions, with the relative magnitude of long and short positions being weighted to reflect the OMT's perception of investment opportunities, both long and short. OMT expects to focus on small-capitalization growth companies.

Although OMT may engage from time to time in all of the activities described above, it is impossible to predict the degree of profitability, if any, that may be achieved from any of these activities. Furthermore, there is no one ideal "mix" of these activities; rather the OMT will endeavor to allocate resources among the various activities in response to changing market opportunities.

OMT has wide latitude in choosing investments. Although OMT intends to pursue the strategies described above, OMT may focus its investments (by country, sector, industry, company or asset class) or the amount of leverage it may employ, including short positions (sales of securities not owned). Further, depending on conditions and trends in securities markets, OMT may pursue other strategies or employ other techniques it considers appropriate and in the Fund's best interests.

Visium Asset Management, LP ("Visium")

Visium's fundamentals-driven approach is applied to its equity long short strategies which are traded across all sectors. By engaging in trading across all sectors, Visium seeks to maintain low correlations between positions and minimize negative periods while remaining positioned to take advantage of new ideas and misunderstood stories. The strategy will focus primarily on trading U.S. mid- and large-cap company stocks, with a small portion (generally 5% to 10%) in municipal and corporate bonds.

Visium's trading strategy is oriented toward its best ideas whose concentrations may be significant, depending on market conditions, liquidity, conviction level and ability to effectively manage and monitor the investment. Long and short trades are expected to generate positive returns, and Visium may trade around positions and engage in ETF and index trading to hedge risk, enhance returns and/or maintain proper balance and exposure. Visium's strategy is anticipated to hold approximately 35 to 50 long positions and 15 to 25 short positions, with over 80% of the portfolio expected to be invested in U.S. markets.

Visium seeks to preserve capital while delivering above-average performance on an annualized basis. It relies on the effectiveness of analysts, the expertise of traders and communications between and among its portfolio managers and other investment professionals to manage portfolio positions. Visium analysts track major catalysts and relevant information regarding their companies, as assisted by traders who actively monitor the portfolios throughout the day. Its traders are in a position to act quickly and maintain communications flow with the investment community. Visium believes these relationships and networks allow it to effectively assess market dynamics, actively manage position sizing so as to optimize entry and exit points, take advantage of market mispricings as they occur and help control portfolio risk.

Principal Investment Risks

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Capital Raising Risk: There can be no guarantee that adequate capital will be raised from investors in a timely fashion to allow the Adviser to meet its target allocations of Fund assets across each of the sub-advisers and strategies described therein in order to achieve the Fund’s investment objectives.

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Credit Risk: There is a risk that issuers will not make payments on securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

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Derivatives Risk: The Fund may use derivatives (including options and futures) to enhance returns or hedge against market declines. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events; changes in interest rates; inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

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Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

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Liquidity Risk: Although it is anticipated that the derivatives traded by the Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations.

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Risk of Options: Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

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Hedging Risks: Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund's exposure to loss. The Fund may also incur risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement in connection with its investments in derivatives, the Fund would sell the segregated assets.

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Equity Securities Risk: The Fund will invest primarily in equity securities, including common stock which is susceptible to general stock market fluctuations, and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. While both represent proportional share ownership of a company, preferred stocks often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.

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Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to debt security risk and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. If a convertible bond held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company's common stock or cash at a time that may be unfavorable to the Fund. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond's value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock's price.

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Warrants and Rights Risk: The Fund may invest a portion of its assets in warrants and rights, which gives holders a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants and rights do not pay a fixed coupon or dividend. Investments in warrants and rights involve certain risks, including the possible lack of liquidity, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying stock to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund's entire investment).

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Restricted Securities Risk: Rule 144A securities, which are restricted securities, may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell a security when the portfolio manager considers it desirable to do so and/or may have to sell the security at a lower price. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that when purchased was liquid in the institutional markets may subsequently become illiquid.

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Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

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High Yield or Junk Bond Risk: Lower-quality convertible debt securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.

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Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. For example, technology companies are often characterized by above-average growth rates combined with rapid technological change and intense competition, causing their valuation to be difficult to predict and their stocks significantly more volatile than the overall equities markets.

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Leverage Risk: Using borrowing or derivatives to increase the Fund's combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage also may cause the Fund to have higher expenses than those of mutual funds that do not use leverage.

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Limited History of Operations: The Fund is a new mutual fund and has a limited history of operation. Mutual funds and their advisers are subject to restrictions and limitations imposed by the 1940 Act and the Internal Revenue Code that do not apply to an adviser's management of individual and institutional accounts.

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Management Risk: The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The adviser's and sub-advisers' judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the adviser's judgments about the potential performance of the sub-advisers may also prove incorrect and may not produce the desired results. There can be no assurance that either the sub-advisers selected by the adviser or the securities selected by the sub-advisers will produce positive returns.

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Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

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Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund may also invest in ETFs and investment companies that are non-diversified. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

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Preferred Stock Risk: The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices.

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Short Selling and Short Position Risk: The Fund's long positions could decline in value at the same time that the value of short positions increase, thereby increasing the Fund's overall potential for loss. The short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund's long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on short positions is potentially higher. However, the Fund will be in compliance with Section 18(f) of the 1940 Act, to ensure that a Fund shareholder will not lose more than the amount invested in the Fund. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

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Small and Medium Capitalization Company Risk. The value of small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market in general. These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies.

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Turnover Risk. A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. The Fund's portfolio turnover rate is expected to be above 100% annually.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information. The Fund may, from time-to-time, make available month-end portfolio holdings information on the website www.altegrismutualfunds.com. If month-end portfolio holdings are posted to the website, they are expected to be approximately 30 days old and remain available until new information for the next month is posted. Shareholders may request portfolio holdings schedules at no charge by calling 1(888)524-9441.

MANAGEMENT

Investment Adviser

Altegris Advisors, L.L.C., 1200 Prospect Street, Suite 550, La Jolla, CA 92037, serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, the adviser is responsible for management of the Fund's investment portfolio including through the sub-advisers. The adviser is responsible for selecting the Fund's sub-advisers and assuring that investments are made according to the Fund's investment objectives, policies and restrictions. The adviser was established in 2010 for the purpose of advising mutual funds. As of March 27, 2012, the adviser had approximately $1.53 billion in assets under management. However, management of the adviser and its affiliates, and the Portfolio Co-Managers, have substantial experience in both the selection and evaluation of alternative investment managers, portfolios and strategies, and the structuring, management and distribution of alternative investment products, and as of January 1, 2012 oversaw approximately $3.38 billion in client assets. Affiliates of the adviser provide futures clearing services to accounts which as of January 1, 2012 represented approximately $545 million in institutional assets.

The adviser is a wholly owned subsidiary of Genworth Financial, Inc. ("Genworth") (NYSE: GNW) and an affiliate of Genworth Financial Wealth Management, Inc. Genworth is a leading Fortune 500 insurance holding company with more than $100 billion in assets that is dedicated to helping people secure their financial lives, families and futures. Genworth has leadership positions in offerings that assist consumers in protecting themselves, investing for the future and planning for retirement—including life insurance, long-term care insurance, financial protection coverages, and independent adviser-based wealth management—and mortgage insurance that helps consumers achieve homeownership while assisting lenders in managing their risk and capital. Genworth has approximately 6,500 employees and operates through three segments: Retirement and Protection, U.S. Mortgage Insurance and International. Its products and services are offered through financial intermediaries, advisers, independent distributors and sales specialists. Genworth Financial, which traces its roots back to 1871, became a public company in 2004 and is headquartered in Richmond, Virginia.

Pursuant to an advisory agreement between the Fund and the adviser, the adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 2.75% of the Fund's average daily net assets. The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least October 31, 2013, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, short-selling expense, interest, brokerage commissions, interest and dividends on securities sold short, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed the following levels of the average daily net assets attributable to each Class of shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

FEE WAIVER TABLE

	Class A	Class C	Class I	Class N	Class Y
Expense Limit	3.24%	3.99%	2.99%	3.24%	2.95%

Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance. A discussion regarding the basis for the Board of Trustees' approval of the advisory and sub-advisory agreements will be available in the Fund's first annual or semi-annual shareholder report

Investment Adviser Co-Portfolio Managers

Jon Sundt
President and Chief Executive Officer

Mr. Sundt has served as President and Chief Executive Officer of the adviser since its founding in February, 2010. He also currently serves as President and Chief Executive Officer of Altegris Investments, Inc. ("Altegris Investments"), a SEC-registered broker-dealer that is an indirect affiliate of the adviser. From October 2004 to the present, he has also served as President of Altegris Portfolio Management, Inc., which does business primarily as "Altegris Funds," an investment advisory firm, commodity pool operator and an indirect affiliate of the adviser. Mr. Sundt serves as the manager, CEO and the President of Altegris Services, L.L.C. ("Altegris Services"), an administrative and operations company, Altegris Clearing Solutions, L.L.C. ("Altegris Clearing Solutions"), a commodity trading advisor and introducing broker registered with the CFTC, and of Altegris Futures, L.L.C. ("Altegris Futures"), an introducing broker registered with the CFTC. The adviser and each of the adviser's indirect affiliates described above are collectively referred to as the "Altegris Companies." Mr. Sundt brings more than 23 years of experience in the alternative investment industry to the adviser. Prior to co-founding Altegris Capital LLC (“Capital "), in 2002, which prior to its acquisition by Genworth in 2010, was the former parent of a number of the Altegris companies described above, Mr. Sundt was Director of Managed Accounts and Senior Vice President of the Managed Investments Division of Man Financial. An expert in managed futures and alternative investment strategies, Mr. Sundt is widely quoted by leading financial media and a variety of industry publications.

Matthew Osborne
Executive Vice President

Mr. Osborne has served as Executive Vice President of the adviser since its founding in February, 2010. From 2002 until May 2010, Mr. Osborne served as an Executive Vice President and Chief Investment Officer of Altegris Investments, Inc. From July 2002 to the present, he has also served as Director and Vice President of Altegris Funds. He also serves as a manager and Executive Vice President of each of Altegris Clearing Solutions and Altegris Futures. Mr. Osborne brings more than 22 years of international business and financial market experience to his role in directing the managed futures strategies and related strategic initiatives for the adviser. Prior to 2002, Mr. Osborne was Director of Research for the Managed Investments Division of Man Financial. Previous to his role at Man Financial, Mr. Osborne served as Investment Manager for a family office in his native New Zealand, where he was responsible for formulating investment policies and implementing a global asset allocation program that specialized in alternative investment strategies such as hedge funds and managed futures.

Allen H. Cheng
Senior Vice President

Mr. Cheng has served as Senior Vice President and Chief Investment Officer of the adviser since July 1, 2010. From August 2008 through June 2010, Mr. Cheng served as Managing Director of Research and Investments for Altegris Investments, Inc. Mr. Cheng brings over 20 years of hedge fund and alternative investment experience to the adviser. Prior to joining Altegris Investments, Inc. in July 2008, Mr. Cheng served as Managing Director, Head of Fund of Funds Portfolio Management at Bank of America's Alternative Investment Group. Mr. Cheng's previous experience includes responsibility as Managing Director-Head of Research for Optima Fund Management, an investment advisory firm specialized in alternative investments. He began his alternative investment career at Moore Capital Management managing asset allocation and research for hedge fund multi-manager products. Mr. Cheng earned his BA in Finance from the University of Maryland and MBA from the University of Michigan.

Sub-Adviser and Sub-Adviser Portfolio Manager

Harvest Capital Strategies LLC, 600 Montgomery Street, 17th Floor, San Francisco, CA 94111, serves as a sub-adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the adviser, Harvest is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objectives, policies and restrictions. Pursuant to a sub-advisory agreement between the adviser and Harvest, as a sub-adviser, Harvest is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets that is paid by the adviser, not the Fund. Harvest is an SEC-registered investment advisory firm specializing in long short equity strategies. The firm focuses on capital preservation and risk-adjusted returns. Harvest has served institutional investors since 1999. As of December 1, 2011 it had $592 million in assets under management.

Joseph A. Jolson
Chief Executive Officer

Mr. Jolson is the Founder and Chief Executive Officer of the sub-adviser and its affiliated company, JMP Securities. He is also the portfolio manager for Harvest Opportunity Partners II, L.P. ("Harvest Opportunity Partners"), a fund which has investment objectives and strategies substantially similar to those of the financials sub-strategy managed for the Fund by the sub-adviser, and for which Mr. Jolson will also serve as portfolio manager. Mr. Jolson has 30 years of industry experience and is responsible for researching the financial services and business services industries for the sub-adviser. Mr. Jolson is a former Senior Managing Director and Senior Research Analyst at NationsBank Montgomery Securities, where he started the non-bank financial services research group (1984) and initiated the real estate (1989) and auto services (1994) practices. He devoted 15 years to covering California and regional thrifts, government sponsored enterprises, specialty lenders and mortgage finance. He is a ten-time member of the Institutional Investor All-American Research Team (1986-1995) while covering the thrift industry. He is a two-time member of the Wall Street Journal All-Star Analyst Team (1995, 1996) while covering financial services. He served as a Consulting Research Analyst at Fidelity Management & Research in 1983 and 1984 covering the financial services industry and as a securities analyst at the Pershing division of Donaldson, Lufkin & Jenrette in 1981 and 1982 covering financial services and emerging growth companies. Mr. Jolson sponsored the Oasis Financial Fund, a long-only investment partnership. He received an MBA with distinction from The Wharton School and a BA from Yale University.

Don Destino
Managing Director

Mr. Destino joined the sub-adviser in 2009. He is a Managing Director of the sub-adviser and co-portfolio manager of both Harvest Opportunity Partners and the financials sub-strategy managed by the sub-adviser. Mr. Destino previously served as a portfolio manager in the public equities group at Kohlberg Kravis Roberts & Co. From 2003 through 2007, he was a Managing Director and senior research analyst at JMP Securities following the specialty finance industry. Beforehand, he served as an equity research analyst covering non-bank financial services at Banc of America Securities, from 2000 to 2003, and at Jefferies & Co., from 1997 through 1999. Mr. Destino holds an MBA from the Yale School of Management and BA degrees in economics and sociology from the University of San Diego.

Jim Fowler
Managing Director

Mr. Fowler joined the sub-adviser in 2007. He is a Managing Director of the sub-adviser and co-portfolio manager of both Harvest Opportunity Partners and the financials sub-strategy managed by the sub-adviser. From 2001 until 2007, Mr. Fowler as a Managing Director and senior research analyst at JMP Securities covering the mortgage finance sector and, beginning in 2005, also served as Co-Director of Research. He was previously a Principal and senior research analyst at Thomas Weisel Partners, where he followed the financial technology sector. From 1995 through 1999, Mr. Fowler was a Principal and senior research analyst in the equity research department at Montgomery Securities, now Banc of America Securities, following non-bank financial services companies. Additionally, he has extensive experience in the fixed income capital markets. Prior to joining Montgomery Securities, Mr. Fowler was responsible for managing mortgage investments and mortgage trading positions at both Oppenheimer & Co. and Owen Financial Corporation. In 2004, he was included in the annual "Best on the Street" analyst survey conducted by The Wall Street Journal, ranking second as a stock picker in both the real estate and the diversified financial services categories. In 2003 and 2001, he placed first and fifth, respectively, in the real estate category. Mr. Fowler holds a BS degree in finance from Golden Gate University.

Kelly D. Wiesbrock
Managing Director

Mr. Wiesbrock joined the sub-adviser in 2005. He is a Managing Director of the sub-adviser and is the portfolio manager for Harvest Agriculture Select, L.P., a fund which has investment objectives and strategies substantially similar to those of the agriculture/consumer sub-strategy managed for the Fund by the sub-adviser, and for which Mr. Wiesbrock will serve as portfolio manager. Mr. Wiesbrock has 18 years of experience in the consumer industry in varied capacities, such as investment management, distressed financial consulting and operations. From 2000 to 2005, he was responsible for the long short consumer and business services investments at Ascend Capital. Prior to his investment career at Ascend Capital, he was a divisional CFO for Purina Mills, a consultant focused on distressed consumer companies for Deloitte Consulting and an operations engineer for Frito-Lay. Mr. Wiesbrock received an MBA from Harvard University and a BS degree in mechanical engineering from the University of Illinois.

OMT Capital Management, LLC, One Montgomery Street, Suite 3300, San Francisco, CA 94104, serves as a sub-adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the adviser, OMT is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objectives, policies and restrictions. Pursuant to a sub-advisory agreement between the adviser and OMT, as a sub-adviser, OMT is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets and is paid by the adviser, not the Fund. OMT is an SEC-registered investment advisory firm specializing in investment management with a microeconomic approach toward investment selection and risk minimization. OMT has served institutional investors and high-net-worth individuals since 1998. As of December 31, 2011, it had $202 million in assets under management.

Mr. Thomas Henwood, CFA
Chief Investment Officer

Mr. Henwood founded OMT in 1998 and serves as portfolio manager for OMT's long-only product as well as its long short hedge fund strategy. Prior to founding OMT, Mr. Henwood served as President of Emerging Growth Management in San Francisco from 1996 to 1998. He served as portfolio manager of the long-only accounts from 1994 to 1998 and managed the long short hedge fund from 1994 to 1996. From 1988 to 1994, Mr. Henwood founded and managed Henwood Capital Partners, a hedge fund partnership in New York, which was merged into Emerging Growth Management in 1994. Prior to founding Henwood Capital Partners, he was a Managing Director and portfolio manager for Small-Cap equities at Chase Investors Management. From 1969 to 1985, he was employed with First Boston Corporation as an Institutional Investor All-Star analyst. Mr. Henwood graduated from the University of Illinois in 1965 and earned an MBA from the University of Chicago in 1969. He earned the CFA designation in 1975.

Mr. Josh Wilson, CFA
Portfolio Manager

Mr. Wilson joined OMT in 2002. His areas of focus include software, services, healthcare and retail. Prior to joining OMT, Mr. Wilson worked as an Associate at J.P. Morgan Capital, the private investment arm of J.P. Morgan, from April 1999 to August 2000, where he focused on telecommunications and media investments. Prior to that, he was employed by Financial Technology Ventures, a venture capital firm focused on emerging bank-related technologies from August 1998 to April 1999. Mr. Wilson began his career as an investment banking analyst for J.P. Morgan Securities in 1996, focusing on basic industries, consumer projects, and retail companies. Mr. Wilson graduated from Dartmouth College with a BA and received an MBA from Harvard University in 2002. He earned the CFA designation in 2005.

Mr. Paul Sagara, CFA
Portfolio Manager

Mr. Sagara joined OMT in 1998. His areas of focus include transportation, basic industries, energy, technology and business services. From 1990 to 1996, Mr. Sagara was an engineer at Bechtel Corporation, where he worked on projects in the petroleum and chemical industries, and with the U.S. Department of Energy. Mr. Sagara is a 1990 graduate of the University of Berkeley and received his MBA from the Amos Tuck School of Business at Dartmouth College in 1998. He earned the CFA designation in 2001.

Visium Asset Management, LP, 950 Third Avenue, 29th Floor, New York, NY 10022, serves as a sub-adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the adviser, Visium is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objectives, policies and restrictions. Pursuant to a sub-advisory agreement between the adviser and Visium, as a sub-adviser, Visium is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets and is paid by the adviser, not the Fund. Visium is an SEC-registered investment advisory firm specializing in long short equities strategy investing. Visium has served institutional investors since 2005. As of March 1, 2012, it had approximately $3.5 billion in assets under management.

Mr. Robert Kim
Portfolio Manager, Director of Research

Mr. Kim joined the sub-adviser in May 2010, and is the Director of Research and the Portfolio Manager for the long short equity strategies pursued by the sub-adviser on behalf of the Fund. He has over 16 years of experience working at multi-billion-dollar hedge fund management firms. Prior to joining Visium, Mr. Kim was a portfolio manager for Millennium Partners, and before that, from 2006 to 2009, he ran a diversified equity portfolio and served as director of a fundamental equity long short team at Royal Bank of Canada. From 2004 to late 2005 he was the co-founder and CIO of Cydonia Capital Management, a hedge fund seeded by SAC Capital. From 1998 to 2004, Mr. Kim was a senior portfolio manager at GLG Partners, Soros Fund Management, and SAC Capital. Prior to that, from 1994 to 1998, he was a senior equity analyst covering consumer and healthcare sectors at Moore Capital Management as part of a team brought over from Ethos Capital. Mr. Kim began his career at Morgan Stanley in fixed income. He graduated from The Georgia Institute of Technology in 1992 with a BS in Chemistry.

The Fund's “Statement of Additional Information” provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and each portfolio manager's ownership of Fund shares.

Prior Performance of Similarly Managed Sub-Adviser Funds

The sub-advisers below have previously managed a fund or funds with substantially similar objectives and strategies as they will use to manage the portion of the Fund's assets allocated to them. You should not consider the past performance of the funds as indicative of the future performance of the Fund.

The following tables set forth performance data relating to the historical performance of each similarly managed fund which represents all of the accounts and funds managed by each sub-adviser for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those employed by each sub-adviser in the management of its allocated portion of the Fund. The data, which has been provided by each sub-adviser, is provided to illustrate the past performance of the sub-advisers in managing a fund or funds with substantially similar investment strategies, as measured against the S&P 500® Index and does not represent the performance of the Fund. The funds are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the "1940 Act"), or Subchapter M of the Code. Consequently, the performance results for each sub-adviser's fund or funds could have been adversely affected if the funds had been regulated as investment companies under the federal securities laws. The method used to calculate each fund's performance differs from the Securities and Exchange Commission's standardized method of calculating performance, and may produce different results.

Harvest Capital Strategies, LLC

The chart below shows the historical performance of Harvest that corresponds to each sub-strategy to be employed by Harvest as sub-adviser to the Fund, and the Harvest Portfolio Managers, when managing the Fund assets as allocated by the adviser to Harvest.

Financials Sub-Strategy: Harvest Opportunity Partners

Harvest Opportunity Partners II, L.P., is a long short U.S. equities hedge fund managed by Harvest ("Harvest Opportunity Partners"), which has investment objectives and strategies substantially similar to those of the financials sub-strategy managed for the Fund by Harvest as a sub-adviser. Performance for the Harvest Opportunity Fund is calculated using the time-weighted methodology. The performance below is shown gross and net of standard management and performance fees for the Harvest Opportunity Partners including a 2.00% management fee and a 20% performance fee. The fees and expenses associated with an investment in Harvest Opportunity Partners are different from the fees and expenses (after taking into account the expense limitation agreement) associated with an investment in the Fund, so that if Harvest Opportunity Partner's results were adjusted for expenses of the Fund, returns would have been different.

AVERAGE ANNUAL TOTAL RETURNS | For the periods ended February 29, 2012

Period	Harvest Opportunity Partners Gross	Harvest Opportunity Partners Net	S&P 500 Index (w/dividends)	Harvest Opportunity Partners Volatility	S&P 500 Index (w/dividends) Volatility
1 Year	5.14%	3.77%	5.12%	6.68%	16.58%
3 Years	16.81%	14.37%	25.56%	9.69%	16.69%
5 Years	9.17%	7.22%	1.58%	10.54%	19.04%
10 Years	12.94%	9.51%	4.17%	10.01%	16.00%
Since Inception (12/1/99)	17.65%	13.72%	1.72%	12.34%	16.32%

ANNUAL TOTAL RETURNS | For the Years 1999 (partial) to 2012 (partial)

Year/ Period	Harvest Opportunity Partners Gross	Harvest Opportunity Partners Net	S&P 500 Index (w/dividends)	Harvest Opportunity Partners Volatility	S&P 500 Index (w/dividends) Volatility
2012 YTD (2/29/12)	4.01%	3.77%	9.00%	2.87%	0.40%
2011	1.68%	0.39%	2.11%	6.16%	15.94%
2010	7.22%	5.32%	15.06%	4.77%	19.26%
2009	36.11%	31.75%	26.46%	14.54%	22.28%
2008	0.03%	-1.26%	-37.00%	14.54%	21.02%
2007	0.96%	-0.43%	5.49%	7.50%	9.66%
2006	19.80%	17.12%	15.79%	4.01%	5.64%
2005	-8.00%	-9.99%	4.91%	5.33%	7.92%
2004	8.95%	4.34%	10.88%	5.95%	7.30%
2003	43.33%	32.71%	28.68%	6.46%	11.39%
2002	55.86%	45.88%	-22.10%	22.64%	20.65%
2001	76.90%	69.21%	-11.88%	16.53%	19.86%
2000	-2.39%	-4.54%	-9.11%	12.57%	17.15%
12/1/99 to 12/31/99	1.45%	-1.08%	5.89%	NA	NA

ANNUAL MONTHLY NET RETURNS | For the Years 1999 (partial) to 2012 (partial)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2012	2.45%	1.28%											3.77%
2011	-0.12%	0.50%	-0.04%	0.31%	0.51%	1.44%	-1.56%	1.20%	-2.20%	3.99%	-0.88%	-2.59%	0.39%
2010	-1.78%	2.98%	0.65%	2.04%	-0.26%	2.26%	-0.58%	-0.40%	0.75%	-0.47%	-0.18%	0.29%	5.32%
2009	-2.24%	-1.16%	3.67%	7.89%	5.11%	-3.59%	-0.27%	10.29%	1.56%	-0.59%	4.18%	3.98%	31.75%
2008	6.07%	1.29%	-5.18%	-3.78%	-3.73%	-0.78%	-1.45%	4.09%	-4.71%	0.85%	-0.58%	7.59%	-1.26%
2007	1.61%	-1.32%	-0.57%	0.40%	0.23%	-1.01%	-3.52%	-2.49%	4.94%	1.42%	-0.50%	0.61%	-0.43%
2006	-0.70%	0.46%	1.27%	3.49%	2.65%	2.07%	1.19%	0.04%	1.12%	2.32%	0.97%	1.09%	17.12%
2005	-0.62%	-0.65%	1.91%	-0.65%	-1.86%	0.65%	-2.39%	0.10%	0.08%	-3.12%	-3.22%	-0.59%	-9.99%
2004	0.50%	1.74%	1.08%	-0.58%	1.49%	2.40%	-0.84%	-1.37%	0.24%	-2.24%	-1.42%	3.41%	4.34%
2003	4.68%	2.57%	0.65%	3.39%	5.19%	0.03%	2.81%	1.99%	3.82%	3.63%	0.55%	-0.48%	32.71%
2002	8.71%	-0.53%	9.08%	9.83%	4.95%	0.33%	-12.74%	10.58%	1.59%	0.89%	0.99%	7.08%	45.88%
2001	6.12%	3.05%	-4.80%	9.98%	7.63%	8.27%	0.00%	10.32%	3.56%	2.75%	-0.79%	8.89%	69.21%
2000	-3.06%	2.88%	-1.03%	-4.72%	1.80%	0.98%	-3.45%	1.80%	3.64%	-6.18%	-2.07%	5.48%	-4.54%
1999												-1.08%	-1.08%

Agriculture/Consumer Sub-Strategy: Harvest Agriculture Select

Harvest Agriculture Select, L.P., is a long short U.S. equities hedge fund managed by Harvest (“Harvest Agriculture Select"), which has investment objectives and strategies substantially similar to those of the agriculture/consumer sub-strategy managed for the Fund by Harvest as a sub-adviser. Performance for Harvest Agriculture Select is calculated using the time-weighted methodology. The performance below is shown gross and net of standard management and performance fees for Harvest Agriculture Select including a 1.50% management fee and a 20% performance fee. The fees and expenses associated with an investment in Harvest Agriculture Select are different from the fees and expenses (after taking into account the expense limitation agreement) associated with an investment in the Fund, so that if Harvest Agriculture Select's results were adjusted for expenses of the Fund, returns would have been different.

ANNUAL TOTAL RETURNS | For the periods ended February 29, 2012

Period	Harvest Agriculture Select Gross	Harvest Agriculture Select Net	S&P 500 Index (w/dividends)	Harvest Agriculture Select Volatility	S&P 500 Index (w/dividends) Volatility
1 Year	7.62%	4.83%	5.12%	13.48%	16.58%
3 Years	8.36%	5.76%	25.56%	9.51%	16.69%
5 Years	6.88%	4.64%	1.58%	8.70%	19.04%
Since Inception (1/1/06)	8.48%	6.11%	3.64%	8.11%	17.33%

ANNUAL TOTAL RETURNS | For the Years 2006 to 2012 (partial)

Year/ Period	Harvest Agriculture Select Gross	Harvest Agriculture Select Net	S&P 500 Index (w/dividends)	Harvest Agriculture Select Volatility	S&P 500 Index (w/dividends) Volatility
2012 YTD (02/29/12)	8.20%	7.49%	9.00%	12.93%	0.40%
2011	-2.44%	-4.66%	2.11%	11.88%	15.94%
2010	2.65%	0.27%	15.06%	8.61%	19.26%
2009	26.35%	23.24%	26.46%	4.93%	22.28%
2008	3.53	1.92%	-37.00%	4.71%	21.02%
2007	1.32%	-0.35%	5.49%	8.46%	9.66%
2006	15.01%	12.11%	15.79%	4.98%	5.64%

ANNUAL MONTHLY NET RETURNS | For the Years 2006 to 2012 (partial)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2012	6.35%	1.07%											7.49%
2011	-1.59%	-0.66%	4.59%	1.82%	-1.00%	0.02%	-0.15%	-6.76%	-5.16%	5.24%	0.87%	-1.33%	-4.66%
2010	-4.07%	1.07%	-0.03%	2.89%	-2.64%	-2.89%	3.53%	-0.88%	0.84%	1.06%	-1.38%	3.10%	0.27%
2009	4.61%	2.32%	0.96%	0.81%	1.54%	0.57%	1.22%	3.25%	-0.38%	1.71%	3.55%	1.03%	23.24%
2008	0.65%	1.18%	1.34%	0.18%	-3.07%	0.27%	1.33%	1.79%	-1.22%	0.00%	0.47%	-0.91%	1.92%
2007	1.69%	0.79%	-0.23%	0.88%	-0.81%	-1.02%	-5.11%	0.93%	3.97%	2.90%	-2.49%	-1.52%	-0.35%
2006	1.02%	1.58%	1.94%	-0.68%	-1.03%	-1.06%	1.15%	-0.08%	1.62%	3.15%	3.03%	0.96%	12.11%

OMT Capital Management LLC

The chart below shows the historical performance of Hawthorne Capital Partners LP, a U.S. long short equity hedge fund managed by OMT ("Hawthorne Capital"), which has investment objectives and strategies substantially similar to those of the strategy managed for the Fund by OMT as a sub-adviser. Performance for Hawthorne Capital is calculated using the Modified Dietz methodology. The performance below is shown gross and net of standard management and performance fees for Hawthorne Capital including a 1.00% management fee and a 20% performance fee. The fees and expenses associated with an investment in Hawthorne Capital are different than the fees and expenses (after taking into account the expense limitation agreement) associated with an investment in the Fund, so that if Hawthorne Capital results were adjusted for expenses of the Fund, returns would have been different.

AVERAGE ANNUAL TOTAL RETURNS | For the periods ended February 29, 2012

Period	Hawthorne Capital Fund Gross	Hawthorne Capital Fund Net	S&P 500 Index (w/dividends)	Hawthorne Capital Fund Volatility	S&P 500 Index (w/dividends) Volatility
1 Year	10.55%	7.37%	5.12%	11.63%	16.58%
3 Years	26.06%	20.17%	25.56%	14.30%	16.69%
5 Years	17.85%	13.43%	1.58%	12.95%	19.04%
10 Years	12.94%	9.51%	4.17%	10.01%	16.00%
Since Inception (1/1/99)	16.39%	12.25%	2.64%	10.11%	16.09%

ANNUAL TOTAL RETURNS | For the Years 1999 to 2012 (Partial)

Year	Hawthorne Capital Gross	Hawthorne Capital Net	S&P 500 Index (w/dividends)	Hawthorne Capital Volatility	S&P 500 Index (w/dividends) Volatility
2012 YTD (2/29/12)	4.14%	3.09%	9.00%	11.76%	0.40%
2011	15.37%	11.18%	2.11%	11.93%	15.94%
2010	7.89%	5.51%	15.06%	13.23%	19.26%
2009	50.92%	39.74%	26.46%	17.19%	22.28%
2008	-1.33%	-2.20%	-37.00%	10.31%	21.02%
2007	19.17%	14.49%	5.49%	10.15%	9.66%
2006	29.11%	22.26%	15.79%	6.80%	5.64%
2005	5.37%	3.46%	4.91%	6.11%	7.92%
2004	2.98%	1.51%	10.88%	4.97%	7.30%
2003	6.18%	4.13%	28.68%	2.84%	11.39%
2002	0.39%	-0.81%	-22.10%	4.94%	20.65%
2001	18.00%	13.28%	-11.88%	4.38%	19.86%
2000	24.48%	18.54%	-9.11%	12.31%	17.15%
1999	46.14%	35.84%	21.04%	12.68%	13.11%

ANNUAL TOTAL RETURNS | For the Years 1999 to 2012 (partial)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2012	3.96%	-0.84%											3.09%
2011	1.59%	5.09%	2.56%	0.72%	-2.01%	-0.33%	0.06%	-1.03%	-5.30%	8.43%	0.55%	0.97%	11.18%
2010	-0.53%	-2.92%	4.52%	3.06%	-3.77%	-4.46%	-0.50%	-2.62%	8.45%	1.49%	3.18%	0.27%	5.51%
2009	-1.91%	-0.70%	10.16%	13.62%	4.49%	2.71%	1.52%	1.30%	2.50%	-3.80%	-0.06%	5.39%	39.74%
2008	-1.01%	-0.57%	-2.85%	1.48%	1.72%	-3.72%	6.21%	1.47%	-2.60%	-3.17%	-1.68%	2.98%	-2.20%
2007	1.65%	-0.86%	1.32%	1.11%	3.66%	2.57%	4.75%	-2.29%	1.98%	5.67%	-1.06%	-4.42%	14.49%
2006	1.42%	2.90%	4.64%	0.07%	-0.05%	1.14%	-1.72%	0.39%	4.17%	3.94%	2.71%	0.87%	22.26%
2005	-2.77%	-0.97%	2.74%	-0.76%	2.14%	0.50%	-0.07%	2.75%	-2.05%	0.26%	0.55%	1.26%	3.46%
2004	2.22%	1.03%	1.61%	-1.05%	-1.22%	2.19%	-1.41%	-1.56%	-0.62%	-0.97%	0.98%	0.41%	1.51%
2003	-1.48%	-0.04%	0.40%	0.06%	0.53%	0.21%	1.35%	0.59%	1.18%	1.05%	0.97%	-0.72%	4.13%
2002	0.35%	0.82%	-1.81%	-0.55%	1.11%	-0.24%	-3.42%	-0.47%	1.22%	1.34%	1.21%	-0.27%	-0.81%
2001	3.94%	1.01%	0.31%	1.03%	0.59%	0.95%	-0.99%	0.98%	0.56%	-0.10%	1.81%	2.51%	13.28%
2000	-2.78%	7.04%	7.23%	-1.53%	-0.10%	-0.64%	-0.68%	5.72%	-1.51%	3.81%	1.68%	-0.43%	18.54%
1999	1.16%	-5.54%	2.84%	4.94%	4.55%	3.76%	2.83%	0.84%	1.62%	-0.56%	6.39%	8.92%	35.84%

Visium Asset Management LP

The chart below shows the historical performance of Visium Tax Alpha Fund, LP, a U.S. long short equity hedge fund managed by Visium ("Visium Alpha"), which has investment objectives and strategies substantially similar to those of the strategy managed for the Fund by Visium as a sub-adviser. Performance for Visium Alpha is calculated using the time-weighted methodology. The performance below is shown gross and net of standard management and performance fees for Visium Alpha including a 2.00% management fee and a 20% performance fee. The fees and expenses associated with an investment in Visium Alpha are different than the fees and expenses (after taking into account the expense limitation agreement) associated with an investment in the Fund, so that if Visium Alpha's results were adjusted for expenses of the Fund, returns would have been different.

AVERAGE ANNUAL TOTAL RETURNS | For the periods ended February 29, 2012

Period	Visium Alpha Gross	Visium Alpha Net	S&P 500 Index (w/dividends)	Visium Alpha Volatility	S&P 500 Index (w/dividends) Volatility
1 Year	9.14%	5.62%	5.12%	6.51%	16.58%
Since Inception (1/1/ 11)	7.59%	4.30%	9.61%	6.10%	15.56%

ANNUAL TOTAL RETURNS | For the Years 2011 to 2012 (Partial)

Year/ Period	Visium Alpha Gross	Visium Alpha Net	S&P 500 Index (w/dividends)	Visium Alpha Volatility	S&P 500 Index (w/dividends) Volatility
2012 YTD (2/29/12)	3.00%	2.09%	9.00%	0.10%	0.40%
2011	5.73%	2.92%	2.11%	6.54%	15.94%

ANNUAL MONTHLY NET RETURNS | For the Years 2011 to 2012 (partial)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2012	1.02%	1.06%											2.09%
2011	0.21%	-0.76%	2.66%	0.39%	2.29%	1.33%	0.60%	-2.30%	-2.63%	3.14%	-1.64%	-0.24%	2.92%

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. NAV is computed by determining, on a per-class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ([assets-liabilities]/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per-class basis, the expenses and fees of the Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, or deemed unreliable for a security, or if a security's value may have been materially affected by events occurring after the close of a securities market on which the security principally trades, but before a Fund calculates its NAV, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. This fair value may also vary from valuations determined by other funds using their own fair valuation procedures. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in foreign securities and in ETFs and investment companies that hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the ETFs and investment companies do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes 5 classes of shares offered by the Fund: Class A, Class C, Class I, Class N and Class Y. The Fund offers these 5 classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between each class are sales charges, ongoing fees and minimum investment. For information on ongoing distribution fees, see Distribution Fees on page 54 of this Prospectus. Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time. The Fund reserves the right to waive sales charges, as described below, and investment minimums. The adviser also reserves the right to waive investment minimums. Not all share classes may be available for purchase in all states.

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. The minimum initial investment in Class A shares of the Fund is $2,500 for all accounts. The minimum subsequent investment in Class A shares of the Fund is $250 for all accounts. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges, which may be waived in the adviser's discretion, apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and Above	0.00%	0.00%	See following paragraph

A selling broker may receive commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund's distributor, Northern Lights Distributors, LLC (the "distributor"), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your "immediate family" (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•

Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment adviser);

•

Shares held through an administrator or trustee/custodian of an Employer-Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs; and

•

Shares held directly in the Fund account on which the broker-dealer (financial adviser) of record is different than your current purchase broker-dealer.

Letter of Intent: Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $25,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•

Current and retired directors and officers of the Fund sponsored by the adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchasers referred through the adviser.

•

Employees of the adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit-sharing or other benefit plan for the benefit of such persons).

•

Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.

•

Participants in certain "wrap-fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

•

Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.

•

Institutional investors (which may include bank trust departments and registered investment advisers).

•

Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

•

Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•

Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan's investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called a "NAV transfer").

Class C and N Shares

Class C and N shares of the Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C and N shares pay up to 1.00% and 0.25%, respectively, on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Class C and N shares may not be available to all shareholders and have differing distribution and/or shareholder serving fees that reflect variations in distribution channels. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges. The minimum initial investment in Class C shares is $5,000 and $2,500 for N shares and the minimum subsequent investment for both classes is $250.

Class Y Shares

Class Y shares of the Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class Y shares are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than other classes. The minimum initial investment in the Class Y shares is $30,000,000 and the minimum subsequent investment is $500. The adviser may waive the minimum initial and subsequent investment for institutions that hold omnibus accounts and do not require revenue sharing or service fee payments on those shares, retirement platforms that hold omnibus accounts and do not require revenue sharing or service fee payments on those shares and Internal Revenue Code Section 529 college savings plan accounts.

Class I Shares

Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A, Class C and Class N shares. This means that 100% of your initial investment is placed into shares of the Fund. Class I shares require a minimum initial investment of $1,000,000 and the minimum subsequent investment is $500.

Factors to Consider when Choosing a Share Class: When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund's expenses over time in the “Fees and Expenses of the Fund” section for the Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address:

Regular/Express/Overnight Mail
Altegris Equity Long Short Fund C/O Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

•

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

•

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1(888)524-9441 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

•

Automatic Investment Plan: You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $500 on specified days of each month into your established Fund account. Please contact the Fund at 1(888)524-9441 for more information about the Fund's Automatic Investment Plan.

Transactions Through www.altegrismutualfunds.com

You may purchase subsequent shares and redeem Fund shares through the Fund's web site www.altegrismutualfunds.com. To establish Internet transaction privileges you must enroll through the web site. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user's agreement through the web site in order to enroll in these privileges. In order to conduct Internet transactions, you must have telephone transaction privileges. To purchase subsequent shares through the web site you must also have automated clearing house (“ACH”) instructions on your account.

Redemption proceeds may be sent to you by check, to the address of record, or if your account has existing bank information, by wire or ACH.

Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund's web site. The Fund imposes a limit of $50,000 on purchase and redemption transactions through the web site. Transactions through the web site are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the web site for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Fund and its service providers have established certain security procedures, the Fund, its distributor and its transfer agent cannot assure you that trading information will be completely secure. There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the web site is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Fund nor its transfer agent, distributor, or adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to "Altegris Equity Long Short Fund." The Fund will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order
When making a purchase request, make sure your request is in good order.
"Good order" means your purchase request includes:

•

The name of the Fund and share class

•

The dollar amount of shares to be purchased

•

A completed purchase application or investment stub

•

Check payable to the " Altegris Equity Long Short Fund"

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1(888)524-9441 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Subsequent Purchases by Internet: For complete information regarding Internet transactions, please see the section entitled "Transactions Through www.altegrismutualfunds.com."

HOW TO REDEEM SHARES

Redeeming Shares

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular/Express/Overnight Mail
Altegris Equity Long Short Fund C/O Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1(888)524-9441. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Redemptions Through www.altegrismutualfunds.com

You may redeem your shares through the Fund's web site www.altegrismutualfunds.com. Shares from an account in any of the Fund's tax sheltered retirement plans cannot be redeemed through the Fund's web site. For complete information regarding Internet transactions, please see the section entitled "Transactions Through www.altegrismutualfunds.com."

When Redemptions are Sent: Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order." If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order
Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed,

•

The request must identify your account number,

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered, and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•

You request a redemption to be made payable to a person not on record with the Fund;

•

You request that a redemption be mailed to an address other than that on record with the Fund;

•

The proceeds of a requested redemption exceed $50,000;

•

Any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

Your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in the Fund falls below the following amounts per share class, the Fund may notify you that, unless the account is brought up to at least the per-class minimum within 60 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the per-class minimum due to a decline in NAV.

	Class A	Class C	Class I	Class N	Class Y
Minimum	$2,500	$5,000	$1,000,000	$2,500	$30,000,000

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;

•

Rejecting or limiting specific purchase requests;

•

Rejecting purchase requests from certain investors; and

•

Charging a redemption fee on shares sold within 30 days of purchase.

Although these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase orders. The adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income at least annually and net capital gains annually. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Fund's shares.

888.524.9441 | www.altegrismutualfunds.com Altegris Equity Long Short Fund

DISTRIBUTION OF SHARES

Distributor

Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the shares of the Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares of the Fund are offered on a continuous basis.

Distribution Fees

The Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), pursuant to which the Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses as indicated in the following table of the Fund's average daily net assets attributable to the respective class of shares.

	Class A	Class C	Class N
12b-1 Fee	0.25%	1.00%	0.25%

The Fund's distributor and other entities, including a broker-dealer affiliate of the Fund's adviser, are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Additional Compensation to Financial Intermediaries

The Fund's distributor, its affiliates, and the Fund's adviser and its affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers-dealers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding

To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1(888)524-9441 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time. In the future, financial highlights will be presented in this section of the Prospectus.

PRIVACY NOTICE

FACTS: What does Northern Lights Fund Trust do with your personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security Number

•

Purchase History

•

Assets

•

Account Balances

•

Retirement Assets

•

Account Transactions

•

Transaction History

•

Wire Transfer Instructions

•

Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday businesses. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust share?	Can you limit this sharing?
For our everyday business purposes Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes To offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes Information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes Information about your creditworthiness	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?		Call 1-402-493-4603

Who we are		Who is providing this notice? Northern Lights Fund Trust

What we do
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

Open an account

•

Provide account information

•

Give us your contact information

•

Make deposits or withdrawals from your account

•

Make a wire transfer

•

Tell us where to send the money

•

Tells us who receives the money

•

Show your government-issued ID

•

Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

•

Sharing for affiliates' everyday business purposes—information about your creditworthiness

•

Affiliates from using your information to market to you

•

Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates		Companies related by common ownership or control. They can be financial and non-financial companies. • Northern Lights Fund Trust does not share with our affiliates.
Non-affiliates		Companies not related by common ownership or control. They can be financial and nonfinancial companies • Northern Lights Fund Trust does not share with non-affiliates so they can market to you.
Joint marketing		A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

 ALTEGRIS EQUITY LONG SHORT FUND

Adviser	Altegris Advisors, L.L.C. 1200 Prospect Street Suite 550 La Jolla, CA 92037	Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, NE 68137
Independent Registered Public Accountant	Ernst & Young LLP 2001 Market Street Suite 4000 Philadelphia, PA 19103	Legal Counsel	Thompson Hine, LLP 41 South High Street 17th Floor Columbus, OH 43215
Custodian	JPMorgan Chase Bank 270 Park Ave. New York, NY 10017	Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street Suite 2 Omaha, NE 68137

Additional information about the Fund is included in the Fund's Statement of Additional Information dated April 4, 2012 (the "SAI"). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund's policies and management. Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1(888)524-9441 or visit www.altegrismutualfunds.com. You may also write to:

 ALTEGRIS EQUITY LONG SHORT FUND

c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, Nebraska 68137

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720

www.altegrismutualfunds.com